Exhibit 99.1

KORE Doubles Down on Connected Health with Acquisition of Business Mobility Partners & SIMON IoT

Acquisition broadens KORE’s IoT Managed Services and Solutions offerings in the high-growth Life Sciences industry segment

Key Highlights

•	Positions KORE as the premier global IoT enabler in Connected Health

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Enables KORE to better serve the clinical trial market that is rapidly transitioning to Decentralized Clinical Trials (DCT) and adopting connected devices to augment Electronic Data Capture (EDC) with digital biomarker sensors

•	Accelerates digital customer acquisition strategy with the addition of SIMON IoT

•	Provides agile, low-touch business services across industries

•	Sustains Business Mobility Partners and SIMON IoT as standalone entities, while offering their customers full access to the suite of KORE solutions and services

ATLANTA (February 17, 2022) – KORE Group Holdings, Inc., a global leader in Internet of Things (“IoT”) Solutions and worldwide IoT Connectivity-as-a-Service (“IoT CaaS”), announced today it has acquired Business Mobility Partners and SIMON IoT, industry-leading mobility solution providers, to expand its services and solutions within the healthcare and life sciences industries.

“Business Mobility Partners and SIMON IoT fit with the capabilities underpinning our growth strategy and will enable us to rapidly broaden our services in the evolving Life Sciences space,” said Romil Bahl, KORE President and CEO. “IoT is increasingly critical to the execution of clinical trials, as they move to a more digital platform. While KORE has presence in the Life Sciences industry, this tuck-in acquisition helps to extend our portfolio even further in this segment and serves as a true double-down bet in our largest industry sector, Connected Health.”

Business Mobility Partners, founded in 2016, has experienced growth in recent years as it has focused on delivering IoT enablement services to contract research organizations (CROs) and remote patient monitoring (RPM) customers. The New York-based company was created to deliver a world-class experience to healthcare customers, while building one of the strongest distribution channels in the wireless industry.

According to a survey of healthcare professionals by HIMSS, 47% of respondents cited digital practices as a top organizational priority; 80% plan to increase their digital investments. The shift to a more digital delivery of healthcare and life science services helps connect patients and participants to healthcare providers and clinicians.

The combined entity will feature a bolstered portfolio of managed IoT services, including industry-leading connectivity offerings coupled with access to world-class pre-configured solutions. Beyond the augmented portfolio of connected health services and solutions, the acquisition also delivers a rich channel program with leading wireless carriers.

“The combination of Business Mobility Partners and SIMON IoT with KORE was a logical next step in the expansion of services we can offer our customers,” said Jared Deith, President of Business Mobility Partners. “KORE’s global scale, coverage, and strategic vision allow us to continue to rapidly grow and take our expertise to new levels for our customers. The ability to take our momentum and fuel it with the scale and systems of KORE is something that will benefit all of our partners and customers.”

Terms of the Transaction

The acquisition is subject to closing conditions and is expected to close in February, at which time Business Mobility Partners will operate under the name “Business Mobility Partners, a KORE Company”. Business Mobility Partners and SIMON IoT will continue to operate as standalone entities, while maintaining access to the full suite of KORE solutions and services.

For more information visit https://www.korewireless.com/kore-acquires-business-mobility-partners

Inducement Award

In connection with KORE’s acquisition of Business Mobility Partners and SIMON IoT, and as inducements to employment with KORE, Jared Deith, Senior Vice President, Connected Health, was awarded 150,000 Restricted Stock Units, Steven Daneshgar, Vice President, IoTMS, was awarded 150,000 Restricted Stock Units, and Michael DeSalvo, Senior Director, Channels, was awarded 75,000 Restricted Stock Units. Each of these grants of Restricted Stock Units were based on the employment inducement exemption provided under Section 303A.08 of the NYSE Listed Company Manual. The awards were approved by the compensation committee of the KORE’s board of directors, which committee is comprised solely of independent directors, and were granted as an inducement material to the new employee entering into employment with KORE. As a result, the awards did not require shareholder approval, and this press release is being issued pursuant to applicable NYSE guidance. The Restricted Stock Units will vest in two 25% installments on each of the second and third anniversaries of September 30, 2021, with the remaining 50% vesting on the fourth anniversary of September 30, 2021.

About KORE:

KORE is a pioneer, leader, and trusted advisor delivering mission critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit korewireless.com.

Contacts Landon Garner

KORE

Chief Marketing Officer

lgarner@korewireless.com

Cautionary Note on Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections of market opportunity, product and service development and availability, alliances and other relationships with third parties, the benefits and impacts of KORE’s acquisition of Business Mobility Partners and SIMON IoT and related expectations and statements regarding KORE’s competitive position. These statements are based on various assumptions and on the current expectations of KORE’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of KORE. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; risks related to the rollout of KORE’s business and the timing of expected business milestones; changes in the assumptions underlying KORE’s expectations regarding its future business; the effects of competition on KORE’s future business; and the outcome of judicial proceedings to which KORE is, or may become a party. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE’s expectations, plans or forecasts of future events and views as of the date of this press release. KORE anticipate that subsequent events and developments will cause these assessments to change. However, while KORE may elect to update these forward-looking statements at some point in the future, KORE specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.